
CAY CLUBS
RESORTS & MARINAS™

Key Hospitality Acquisition Corp. (OTCBB:KHPA)

Proposed Transaction for Shareholder Approval

April 2007



Cay Clubs Resorts & Marinas















Safe Harbor Statement

The attached presentation was filed with the Securities and Exchange Commission ("SEC") as part of the Form 8-K filed by Key Hospitality Acquisition Corporation ("Key Hospitality") on April 25th, 2007. Key Hospitality is holding presentations for its stockholders, as well as other persons who might be interested in purchasing Key Hospitality's securities, regarding its purchase of Cay Clubs LLC ("Cay Clubs"). A copy of the complete presentation is available at the SEC's website (http://www.sec.gov).

Key Hospitality and its directors, executive officers, affiliates may be deemed to be participants in the solicitation of proxies for the special meeting of Key Hospitality's stockholders to be held to approve this transaction. Stockholders of Key Hospitality and other interested persons are advised to read, when available, Key Hospitality's proxy statement in connection with Key Hospitality's solicitation of proxies for the special meeting to approve the acquisition because this proxy statement will contain important information. Such persons can also read Key Hospitality's final prospectus, dated October 20, 2005, as well as periodic reports filed with the SEC, for more information about Key Hospitality, its officers and directors, and their interests in the successful consummation of this business combination. Information about the directors and officers of Cay Clubs as well as updated information about the directors and officers of Key Hospitality will be included in the definitive proxy statement. The directors and officers of Key Hospitality have interests in the merger, some of which may differ from, or may be in addition to those of the respective stockholders of Key Hospitality generally. The definitive proxy statement will be mailed to stockholders as of a record date to be established for the purpose of convening a special meeting to vote on this transaction. Stockholders and other interested persons will also be able to obtain a copy of the definitive proxy statement, the final prospectus and other periodic reports filed with the SEC, without charge, by visiting the SEC's website at (http://www.sec.gov).

This presentation may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, about Key Hospitality, Cay Clubs and their combined business after completion of the proposed transaction. Forward-looking statements are based largely on expectations and projections about future events and future trends and are subject to numerous assumptions, risks and uncertainties, which change over time. Key Hospitality's actual results could differ materially from those anticipated in forward-looking statements and you should not place any undue reliance on such forward looking statements. Factors that could cause actual performance to differ from these forward-looking statements include the risks and uncertainties disclosed in Key Hospitality's filings with the SEC. Key Hospitality's filings with the SEC are accessible on the SEC's website at (http://www.sec.gov).

Safe Harbor Statement

CAY CLUBS RESORTS & MARINAS

Forward-looking statements speak only as of the date they are made. In particular, the anticipated timing and benefits of the consummation of the merger is uncertain and could be affected by many factors, including, without limitation, the following: the scope and timing of SEC and other regulatory agency review, Cay Clubs' ability to compete in real estate and hospitality markets where it conducts business; Cay Clubs' ability to obtain necessary permits and approvals for the development of its lands; the availability of capital to Cay Clubs and its ability to effect growth strategies successfully; Cay Clubs' ability to pay principal and interest on its current and future debts; increases in interest rates and availability of mortgage financing; natural disasters; and changes in general economic, real estate and financial market conditions.

This presentation contains disclosures of EBITDA for certain periods, which may be deemed to be non-GAAP financial measures within the meaning of Regulation G promulgated by the SEC. Management of Key Hospitality believes that EBITDA, or earnings before interest, taxes, depreciation and amortization are appropriate measures of evaluating operating performance and liquidity, because it reflects the ability of Cay Clubs to meet capital expenditures and working capital requirements and otherwise meet its requirements as they become due. The disclosure of EBITDA may not be comparable to similarly titled measures reported by other companies. EBITDA should be considered in addition to, and not as a substitute for, or superior to, operating income, cash flows, revenue, or other measures of financial performance prepared in accordance with generally accepted accounting principles.

Key Hospitality (Key) - Overview

- Special Purpose Acquisition Company (SPAC) raised $51.6M via October 2005 IPO
  - $8.00 Unit - 1 common & 1 warrant (OTCBB as KHPA and KHPAW)
  - As of April 20th, 2007, $48.8M held in escrow - $7.56 per share
    - Shares outstanding: 7.95M
    - Warrants outstanding: 6.45M exercisable at $6.00 per share after completion of business combination, expiring on October 19th, 2009

- On March 22nd, 2007, Key entered into a definitive agreement to acquire Cay Clubs Resorts & Marinas for a purchase price of $375M in an all stock transaction
  - 50M newly issued Key common shares – implied value of $7.50 per share
  - Potential consideration of $185M (24.66M Key shares @ $7.50/share)
  - Cay Clubs management shares subject to lockup until January 2009
    - (except up to 15M shares can be pledged to financial institution)
  - Post merger ownership: Key 13.7% / Cay Clubs 86.3%
  - Expected close in Q3-07 and listing on a national exchange





Performance–Based Shares

- Cay Club's principal shareholders can earn up to 24,666,666 Key shares consisting of:

- In 2007 – a maximum of 12,333,333 Key shares upon the following conditions:
  - If net income exceeds $50M, 4,333,333 shares
  - If net income exceeds $60M, an additional 5,333,333 shares
  - If stock trades above $11.24 for 30 consecutive days, 5,333,333 shares

- In 2008 – a maximum of 12,333,333 Key shares upon the following conditions:
  - If net income exceeds $70M, 4,333,333 shares
  - If net income exceeds $78M, an additional 5,333,333 shares
  - If stock trades above $13.99 for 30 consecutive days, 5,333,333 shares

- The maximum earned in any year is capped at 12,333,333 shares even if all three milestones are met



Cay Clubs – Investment Highlights

- Vertically integrated destination resort and hospitality services company
  - Condo hotels, marinas, property management and full service amenities - restaurants, water sports etc.
- Successful and sustainable growth strategy
  - Strong pipeline of future revenue in desirable areas
  - 10-year exclusive relationship with IMG – built-in driver of future revenue
  - Expansion of recognizable brand
- Strong financial performance
  - Substantial margin improvement from improved cost of capital as public company
  - Revenues grew from approx. $4M in 2004 to approx. $322.5M in 2006
  - EBITDA grew from 0 in 2004 to approx. $52.3M in 2006
  - Key's capital ($48.8M less transaction costs) to fuel future growth
- Attractive post merger valuation for investors
  - 2006 P/E discount – 28% vs. peer group
  - 2006 EV/EBITDA discount – 35% vs. peer group
- Highly experienced management with proven track record of profitable growth
  - Over 75 combined years in the hospitality industry with a history of growing successful businesses

Significant Value Creation

Post Merger Discount and Arbitrage	
Cay Clubs Valuation - (in millions of USD - except for share amount & price)	
New Shares Issued to Cay Clubs	50.0
Fully Diluted Key Hospitality Shares Outstanding (Treasury Method)	9.2
Combined Fully Diluted Shares Outstanding (Treasury Method)	59.2
Key Hospitality Share Price	$7.5
Value of Total Shares	$444.3
Net Debt	$69.6
Enterprise Value	$513.9

Transaction Multiples	Cay Clubs	Peer Group	Discount	Arbitrage
P/E 2006	14.7x	20.3x	28%	38%
EV/EBITDA 2006	9.8x	15.0x	35%	53%



Leisure Resorts & Lodging Peer Group

CAY CLUBS RESORTS & MARINAS

- Cay Clubs' public company comparable peer group set is defined as those in the U.S. Leisure Resorts & Lodging industry

Comparable Public Company Analysis: (Leisure Resorts & Lodging)

($ in millions, except per share data)

Company Name	Symbol	Market Cap.	TEV	TEV / EBITDA 2006	TEV / EBITDA 2007E	TEV / EBITDA 2008E	P/E 2006	P/E 2007E	P/E 2008E
(Leisure Resorts & Lodging)									
Marriott International Inc.	MAR	$18,734.2	$20,374.2	17.0x	13.4x	11.7x	29.0x	25.3x	21.1x
Starwood Hotels & Resorts	HOT	$13,782.6	$16,256.6	14.0x	12.1x	10.8x	12.8x	25.6x	21.5x
Hilton Hotels Corp.	HLT	$13,232.2	$20,562.2	12.3x	11.5x	10.3x	24.4x	27.3x	21.6x
Four Seasons Hotels Inc.	FS	$3,048.0	$2,918.5	38.0x	31.8x	25.0x	61.0x	46.5x	36.5x
Choice Hotels International Inc.	CHH	$2,411.2	$2,547.9	14.4x	13.6x	12.4x	21.6x	22.5x	20.0x
Orient-Express Hotels Ltd.	OEH	$2,196.7	$2,835.5	24.9x	16.6x	14.6x	53.5x	35.2x	28.2x
Vail Resorts Inc.	MTN	$2,113.2	$2,446.6	12.2x	11.3x	8.8x	39.2x	36.9x	23.1x
Gaylord Entertainment Co.	GET	$2,117.1	$2,437.3	19.0x	14.5x	9.9x	NM	557.8x	112.3x
Cedar Fair LP	FUN	$1,567.1	$3,314.0	10.7x	9.8x	8.9x	18.2x	24.2x	19.0x
Morgans Hotel Group Co.	MHGC	$688.1	$1,234.1	23.5x	15.4x	11.6x	NM	821.6x	65.4x
Great Wolf Resorts Inc.	WOLF	$411.1	$609.4	25.1x	12.4x	9.0x	NM	NM	NM
Bluegreen Corp.	BXG	$347.1	$602.8	6.5x	5.0x	NA	9.8x	7.7x	7.6x
Lodgian Inc.	LGN	$314.3	$611.5	11.3x	10.5x	9.9x	NM	231.8x	55.4x
Interstate Hotels & Resorts Inc.	IHR	$197.7	$257.1	4.2x	7.3x	7.2x	7.4x	22.4x	24.1x

	TEV / EBITDA 2006	TEV / EBITDA 2007E	TEV / EBITDA 2008E	P/E 2006	P/E 2007E	P/E 2008E
High	25.1x	16.6x	25.0x	39.2x	46.5x	36.5x
Average	15.0x	11.8x	11.5x	20.3x	27.4x	35.1x
Median	14.0x	12.1x	10.3x	19.9x	25.5x	23.1x
Low	4.2x	5.0x	7.2x	7.4x	7.7x	7.6x

* Stock price reflective of the close on: **(3/19/2007)**

** I/B/E/S Earnings Estimates from Bloomberg a/o **(3/19/2007)**

*** All Outliers are excluded



Intrawest Transaction Metrics

CAY CLUBS RESORTS & MARINAS

- Intrawest acquisition by Fortress Private Equity Group in October 2006 similar to Key Hospitality / Cay Clubs transaction

Intrawest Corp. Key Financials	
(in millions of USD, except per share data)	**FY June 2006**
EBITDA	**$159.7**
Cash and Cash Equivalents	$120.4
Total Debt	$952.5
Net Debt	$832.1
Minority Interest (from BS)	$50.0
Fully Diluted Shares Outstanding (MM)	49.4
Net Income	**$115.2**
Fortress Offer Price	$35/share
Enterprise Value	$2,611.4
EV / EBITDA	**16.3x**
Market Value	$1,729.2
P/E	**15.0x**

Transaction multiples of: 16.3x EV/EBITDA & 15.0x P/E

Transaction completed on October 26, 2006 for $35.00 per share - Intrawest 10K financial statement filed on September 21 for Fiscal Year 2006



Post Transaction Metrics Based on 2007 Performance Milestones

- 2007 – Assuming $50M in Net Income

Cay Clubs Valuation - (in millions of USD - except for share amount & price)				
Combined Fully Diluted Shares Outstanding (Treasury Method)	59.2			
Performance Shares Issued to Cay Clubs	4.3			
Total Shares	63.6			
Key Hospitality Share Price	$7.5			
Equity Value	$476.8			
Transaction Multiples				
	Cay Clubs	Peer Group	Discount	Arbitrage
P/E 2007	9.5x	27.4x	65%	187%

- 2007 – Assuming $60M in Net Income

Cay Clubs Valuation - (in millions of USD - except for share amount & price)				
Combined Fully Diluted Shares Outstanding (Treasury Method)	59.2			
Performance Shares Issued to Cay Clubs	9.7			
Total Shares	68.9			
Key Hospitality Share Price	$7.5			
Equity Value	$516.8			
Transaction Multiples				
	Cay Clubs	Peer Group	Discount	Arbitrage
P/E 2007	8.6x	27.4x	69%	218%

*There are no assurances that the company will achieve these performance milestones

Company Overview





Vertically Integrated Business Model

Revenue Capture

- **Cay Clubs LLC**
  - **Cay Clubs Properties LLC**
    - Condo Hotel / Marina Sales - 14 Resort Properties
    - Condos & Boat Slips
    - Over 1,500 Units Sold to Date
    - Approx. 826 Units Available



  - **Cay Clubs International LLC**
    - Property Management
    - Cay Club Memberships
    - Condos, Marina Slips & Vacation Homes
    - Marina & Full Service Boat Care



  - **Cay Clubs Amenities LLC**
    - Resort Amenities
    - IMG Academy Services
    - Boat Rentals – Charter, Dive & Fishing
    - Food & Beverage
    - Ancillary Business Operations



  - **Cay Clubs Corporate Services LLC**
    - Realty Services
    - Mortgage & Lending
    - Title & Closing Services
    - Accounting, Legal, Marketing & IT





Formula for Success

- Acquire properties with significant barriers to entry
- Accumulate critical mass assemblages
- Capitalize on change of use opportunities, hidden-value acquisitions and operational turnarounds
- Leverage expertise, relationships & contacts
- Innovative deal structuring
- Maximize branding, strategic partnering & cross marketing opportunities

→ Vertically integrated destination resort and hospitality services company







Continuous Revenue & Cash Flow Streams

AMENITIES
- Charter, Dive & Fishing
- Skiing
- Food & Beverage
- Golf Courses

CAY CLUBS MEMBERSHIP SALES



LODGING REVENUES

CONDO HOTEL
& MARINA SALES

CAY CLUBS MEMBERSHIP DUES



Rapid Historical Growth

- Historical growth (Dec. 2004 – Present)
  - Acquired 14 resort locations / 10 waterfront locations / 8 Florida Keys locations
  - Largest water sports operator in Florida
  - 12 water sports locations / 12 F&B outlets / 3 golf course amenities
    - 2,400+ property management units
    - 900+ property management boat slips (wet & dry)
    - Over 900 employees



- Cay Clubs Resorts & Marinas has 14 locations in Florida, Colorado & Nevada

Resorts and Marinas

- Clearwater Cay Club
- Sarasota Cay Club
- Marathon Cay Club
- Key Largo Cay Club
- Islamorada Cay Club
- Tavernier Cay Club
- Sombrero Cay Club
- Tranquility Bay Cay Club
- Indigo Reef Cay Club
- Bayside Cay Club

Resorts and Academies

- Bay Shore Cay Club
- Orlando Cay Club
- Las Vegas Cay Club
- Crested Butte Cay Club



Boat Slips – Increasingly Valuable Asset

- Cay Clubs is the largest operator of marinas / boat slips in the Florida Keys
  - Boat ownership is projected to show strong growth over the next 2 decades
  - Number of Boat Slips available to accommodate surge in demand is decreasing



Registered Vessels
Florida Keys


45,000
40,000
35,000
30,000
25,000
20,000
2005
2010
2020
2030

Number of Available Boat Slips
Florida Keys


4,000
3,800
3,600
3,400
3,200
3,000
2005
2010
2020
2030

County Projections (Source: Florida DH SMV, BEBR & DDI)



IMG – Valuable Strategic Relationship

CAY CLUBS
RESORTS & MARINAS

- Cay Clubs has an exclusive 10-year contract with IMG Academies (+10 year option)
- IMG Academies
  - Largest, world-class, multi-sport training & educational facility for young athletes
    - Delivers state-of-the-art sports training experiences to over 12,000 junior, collegiate, adult & professional athletes each year
    - Includes the world famous Nick Bollettieri Tennis Academy – along with Golf, Soccer, Deep Sea Fishing, Basketball, Baseball and Winter Sports

Built-in driver of future revenues
- Large, upscale captive market of families and students
- Puts "heads in beds" and increases average length of stay
- Reduces seasonality
- Brand association increases value of Cay Clubs' assets

IMG ACADEMIES

DAVID LEADBETTER GOLF ACADEMY

Bollettieri tennis academy









Building on a Recognizable Brand

- Recognizable brand in resorts & marinas driven by an active lifestyle
  - Resorts
  - Marinas
  - IMG Academies
- Sectors have significant barriers to entry
- Cross promotional opportunities
- Online sales distribution (Expedia etc.)

CAY CLUBS
RESORTS & MARINAS™



High Quality Buyer Profile

CAY CLUBS RESORTS & MARINAS

- The typical buyers of Cay Clubs memberships
  - Median Age: 42-52
  - Median Credit Score: 726
  - Employment Mix
    - 50% - Professional Occupations
    - 35% - Self Employed
    - 15% - Retired
  - Approximately 40% from California – the rest from all over the US and International

- Typical buyers are savvy real estate investors who are highly satisfied with their Cay Clubs memberships
  - Own an average of 3 real estate properties
  - 25% purchased more than one Cay Clubs property within the last year

Source: Pickard Group JP Morgan Chase (largest end-user financer)



Future Resort Properties

- Major projects under contract - 4 Destinations - 1 IMG Academy

FUTURE RESORT PROPERTIES		
Property	**Number of Units**	**Type**
Boca Chica, Key West, Florida	580	RVs & Boat Slips
Sand Piper, Port St. Lucie, Florida	1000	Condo Hotel - IMG
Parrot Cay, Key West, Florida	87	Condo Hotel
A&B Marina, Key West, Florida	54	Yacht Slips

➡ Significant amount of revenue in the pipeline

➡ Creates higher percentage of hospitality services revenue





Financial Highlights





Revenue, Income & EBITDA Growth

Cay Clubs Revenue
(in millions of USD)


350.0
300.0
250.0
200.0
150.0
100.0
50.0
-
$194.3
$322.5
2005
2006

Cay Clubs Pre-Tax Income
(in millions of USD)


60.0
50.0
40.0
30.0
20.0
10.0
-
$27.4
$46.6
2005
2006

Cay Clubs EBITDA
(in millions of USD)


60.00
50.00
40.00
30.00
20.00
10.00
0.00
$28.9
$52.3
2005
2006

- $23.5M in additional unrestricted cash flow generated through 2005 & 2006 from membership fees and dues
  - not reflected on income statement – only balance sheet and cash flow

From audited financial statements filed in the Proxy statement as of 4/25/2007



Growth in Hospitality Services Revenue

Changing revenue mix – sustainable, recurring hospitality services revenue

Cay Clubs – Hospitality Services Revenue
(in millions of USD)



25.00
20.00
15.00
10.00
5.00
0.00
$5.5
$20.3
2005
2006

Financial Performance

Cay Clubs LLC				
(in millions of USD)			Target Earnouts	
	2005	2006	2007	2008
Revenues	**$194.3**	**$322.5**		
Operating Expenses	**$165.4**	**$270.2**		
Income from Operations	$27.8	$48.8		
Pre-Tax Income	**$27.4**	**$46.6**		
Pro-Forma Taxes (35%)	$9.6[(1)]	$16.3[(1)]		
Pro-Forma Net Income	**$17.8**	**$30.3**	**$50.0-$60.0**	**$70.0-$78.0**

(1) Currently receiving partnership tax treatment; assuming 35% Corporate Tax Rate

Margin Expansion Opportunities

- Pre-merger financing
  - Financing partner invests up-front capital & assumes liability; Cay services debt
  - Minimal risk, lower return for Cay

Case Study - Las Vegas Cay Clubs		
(in millions of USD)	Pre Merger	%
Project Cost	28.0	21.5%
Interest	2.5	1.9%
Condo Hotel Sales	130.0	
Partner Share	30.0	23.1%
Cay Clubs Revenue	69.5	53.5%

Approx. $48M in capital from Key and an improved cost of capital as a public company will substantially improve margins

Industry Overview



Macro Industry Trends Remain Strong

- Lodging Industry – room demand outstripping supply [1]
  - Room demand increased 1.1% in 2006; supply increased 0.6%
  - Full year 2006 room revenue increased 8.1%

Total US Hotel / Lodging Industry Profitability
(1982-2007E) - In billions of USD)


35
30
25
20
15
10
5
0
-5
-10
3 2 2 0 -1 -1 -1 -2 -6 -3 0 2 6 9 13 17 21 22 23 16 14 13 17 21 25 30
82 83 84 85 86 87 88 89 90 91 92 93 94 95 96 97 98 99 00 01 02 03 04 05 06 07E

Source: RBC Capital Markets, Smith Travel Research (1982-2005) and Price Coopers Waterhouse LLP

(1) Smith Travel Research



Increased Vacation Home Demand

- Demand for vacation homes has increased dramatically [1]
  - 2nd home ownership has doubled between 2000 and 2004
  - 40% of 2005 home sales were investment or vacation properties
  - 50% of vacation homes are located in a resort or recreational area
  - 66% of vacation home owners wanted to be near water; 39% close to recreational sports





(1) Nation Association of Realtors (NAR)



Florida: Premier Vacation Destination

- Growth as global vacation destination [(1)]
  - 84.6M tourists visited Florida in 2006 - up from 58.9M in 1999
    - Domestic visitors stayed an average of 5.2 days
  - 6.4M tourists visited from abroad (non-U.S.) in 2006
    - International visitors stayed an average of 11.5 days
  - Steady yearly increase in visitors since 1999 with exception of 2001

- Economic impact of tourism [(1)]
  - Total tourism spending in 2005 was $62.0 Billion - up from $44.6 Billion in 1999

Visitors to the State of Florida as Tourists
(in millions)


85
80
75
70
65
60
55
1999
2000
2001
2002
2003
2004
2005
2006

(1) Visit Florida Research

Management



Highly Experienced Management

- **Dave Clark - Chairman & Chief Executive Officer**
  - As the majority owner, maintains primary responsibility for all aspects of acquisitions, sales, marketing, client relations and finance
  - Previously served as President and CEO of EarthMark, a developer of luxury waterfront resort communities

- **David W. Schwarz - President & Chief Operating Officer**
  - Responsible for operations - property management, accounting, retail operations and all administrative functions
  - 20 years in real estate development and construction, hospitality management, including 11 years as CFO and Partner in EarthMark related entities

- **Michael Matte CPA, Acting CFO**
  - CFO of several privately held and public companies; Cyberguard Corporation, AmeriJet International, INTIME Systems, Torwest Inc.
  - Served as a senior manager with Price Waterhouse Coopers
  - Serving as board member for Iris International (NASDAQ:IRIS) & Quepasa Corp.



Cay Clubs – Investment Highlights

- Vertically integrated destination resort and hospitality services company
  - Condo hotels, marinas, property management and full service amenities - restaurants, water sports etc.

- Successful and sustainable growth strategy
  - Strong pipeline of future revenue in desirable areas
  - 10-year exclusive relationship with IMG – built-in driver of future revenue
  - Expansion of recognizable brand

- Strong financial performance
  - Substantial margin improvement from improved cost of capital as public company
  - Revenues grew from approx. $4M in 2004 to approx. $322.5M in 2006
  - EBITDA grew from 0 in 2004 to approx. $52.3M in 2006
  - Key's capital ($48.8M less transaction costs) to fuel future growth

- Attractive post merger valuation for investors
  - 2006 P/E discount – 28% vs. peer group
  - 2006 EV/EBITDA discount – 35% vs. peer group

- Highly experienced management with proven track record of profitable growth
  - Over 75 combined years in the hospitality industry with a history of growing successful businesses

Thank You

